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                                                                   EXHIBIT 32.01

The following certification shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

                                CERTIFICATION OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the quarterly report on Form 10-Q/A of FormFactor, Inc., a Delaware corporation, for the period ended June 26, 2004, as filed with the Securities and Exchange Commission, each of the undersigned officers of FormFactor, Inc. certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his respective knowledge:

      (1) the quarterly report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of FormFactor, Inc. for the periods presented therein.

Date: November 30, 2004                              /s/ Igor Y. Khandros
                                                     ---------------------------
                                                     Igor Y. Khandros
                                                     Chief Executive Officer

Date: November 30, 2004                              /s/ Jens Meyerhoff
                                                     ---------------------------
                                                     Jens Meyerhoff
                                                     Chief Financial Officer

A signed original of the above certification has been provided to FormFactor, Inc. and will be retained by FormFactor, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.